UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2022 (May 26, 2022)

Sotera Health Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9100 South Hills Blvd, Suite 300 Broadview Heights, Ohio	44147
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 262-1410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 26, 2022 Sotera Health Company (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on three items at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2022. Present at the Annual Meeting in person or by proxy were holders of 266,228,143 shares of common stock of the Company, representing 94.13% of the voting power of the shares of common stock of the Company as of the close of business on April 1, 2022, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect three directors as Class II directors to serve a three-year term until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To recommend the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The final results for each of these proposals are as follows:

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Ruoxi Chen	239,802,823	25,545,784	131,842	747,694
David A. Donnini	239,860,666	25,487,966	131,817	747,694
Ann R. Klee	240,814,033	24,535,469	130,947	747,694

Based on the votes set forth above, each director nominee was duly elected to serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

One Year	Two Years	Three Years	Abstentions
264,927,407	1,399	366,772	184,871

Based on the votes set forth above, the Company’s stockholders recommended, by advisory vote, a one year frequency for future advisory votes on executive compensation. In accordance with these results and its previous recommendation, the Board of Directors determined that future advisory votes on named executive officer compensation will be held every year.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
266,094,724	1,535	131,884

Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. There were no broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company

By:	/s/ Terrence G. Hammons, Jr.
Name:	Terrence G. Hammons, Jr.
Title:	Senior Vice President, General Counsel and Secretary

Date: May 27, 2022